UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

Nexentis Technologies Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pinhas Sapir St. 3, Kiryat HaMada Ness Ziona, Israel	7403626
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NXTS	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2026, Nexentis Technologies Inc. (the “Company”) entered into amendment agreements (the “Amendment Agreements”) with the holders of all outstanding warrants issued in connection with (i) the Company’s loan facility with L.I.A. Pure Capital Ltd., originally entered into on October 1, 2024 and subsequently amended in May 2026, (ii) the Company’s concurrent private placement conducted alongside its registered direct offering on June 15, 2026 and (iii) the Company’s concurrent private placement conducted alongside its registered direct offering on June 24, 2026 (collectively, the “Existing Warrants”).

Pursuant to the Amendment Agreements, the parties agreed to amend the Existing Warrants and enter into amended and restated warrants (the “Amended Warrants” and together with the Amended Agreements, the “Amendments”). The Amended Warrants removed certain provisions contained in the Existing Warrants that resulted in liability classification for accounting purposes. The Company believes that the Amended Warrants qualify for equity classification under applicable accounting guidance.

The Amendments became effective on September 29, 2026.

The Amendments did not increase the number of shares issuable upon exercise of the Existing Warrants, extend the term of the Existing Warrants, or otherwise provide additional economic consideration to the holders thereof. Rather, the Amendments were effected to modify certain provisions of the Existing Warrants in connection with the Company’s efforts to regain compliance with Nasdaq Listing Rule 5550(b)(1).

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the forms of Amendment Agreements and forms of Amended Warrants, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment Agreement relating to the L.I.A. Pure Capital Ltd. Warrant
10.2	Form of Amended and Restated L.I.A. Pure Capital Ltd. Warrant
10.3	Form of Amendment Agreement relating to June 15, 2026 Private Placement Warrants
10.4	Form of Amended and Restated June 15, 2026 Private Placement Warrant
10.5	Form of Amendment Agreement relating to June 24, 2026 Private Placement Warrants
10.6	Form of Amended and Restated June 24, 2026 Private Placement Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexentis Technologies Inc.

Date: October 6, 2026	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer